UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ENDRA LIFE SCIENCES INC.
(Name of Registrant as Specified in its Charter)

___________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

3600 Green Court, Suite 350

Ann Arbor, Michigan 48105

September 16, 2024

Dear Stockholder:

You are cordially invited to attend the special meeting of stockholders of ENDRA Life Sciences Inc. to be held at 9:00 a.m., Eastern Time, on October 28, 2024 and any adjournments or postponements thereof (the “Special Meeting”). The Special Meeting will be completely virtual and conducted via live webcast. You may attend the Special Meeting on the internet at www.virtualshareholdermeeting.com/NDRA2024SM. Prior to the Special Meeting you may submit questions by logging into proxyvote.com and, during the Special Meeting until polls are closed, you may vote by logging into www.virtualshareholdermeeting.com/NDRA2024SM using your stockholder information provided on the Notice of Internet Availability of Proxy Materials described below.

We are using the “Notice and Access” method of providing proxy materials to you via the internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about September 16, 2024, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and vote electronically via the internet or by telephone. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

We look forward to your participation in the Special Meeting by attending virtually or by submitting your proxy. Further details regarding the matters to be acted upon at this meeting appear in the accompanying Notice and Proxy Statement. Please give this material your careful attention.

Very truly yours, Richard Jacroux Chief Financial Officer and Secretary

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ENDRA Life Sciences Inc.

3600 Green Court, Suite 350

Ann Arbor, Michigan 48105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on October 28, 2024

To the Stockholders of ENDRA Life Sciences Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of ENDRA Life Sciences Inc., a Delaware corporation, will take place on October 28, 2024 at 9:00 a.m., Eastern Time and any adjournments or postponements thereof. The Special Meeting will be a virtual meeting, held on the internet at www.virtualshareholdermeeting.com/NDRA2024SM, for the following purposes:

1.	To approve amendments to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation” or “Charter”) effecting reverse stock splits of our common stock at ratios between 1-for-4 and 1-for-35, inclusive, one of which reverse stock split ratios will be chosen, at the discretion of our Board of Directors on or prior to the one-year anniversary of the date of the Special Meeting, and the remainder of which reverse stock split ratios will be abandoned.

2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

.

Only stockholders of record of our common stock and preferred stock at the close of business on September 6, 2024, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors, Alexander Tokman Acting Chief Executive Officer and Chairman

Ann Arbor, Michigan September 16, 2024

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PROXY STATEMENT

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ENDRA Life Sciences Inc.

3600 Green Court, Suite 350

Ann Arbor, Michigan 48105

PROXY STATEMENT

The Board of Directors (the “Board”) of ENDRA Life Sciences Inc. (the “Company,” “ENDRA,” “we,” “us” or “our”) is providing these materials to you in connection with ENDRA’s special meeting of stockholders (the “Special Meeting”). The Special Meeting will take place on October 28, 2024, 9:00 a.m., Eastern Time, and will be held on the internet at www.virtualshareholdermeeting.com/NDRA2024SM. This proxy statement and the form of proxy are being made available, and the Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed, to stockholders on or about September 16, 2024.

GENERAL INFORMATION

Why am I receiving these materials?

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Special Meeting. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the internet. Accordingly, we sent the Notice to all of our stockholders as of the record date. The Notice includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

What is a proxy?

The Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the Special Meeting in the way that you instruct. We have designated two of our executive officers to serve as proxy holders for the Special Meeting. All shares represented by valid proxies received before the vote at the Special Meeting will be voted in accordance with the stockholder’s specific voting instructions.

What is included in these materials?

These materials include:

•	this proxy statement for the Special Meeting; and

•	a proxy card for the Special Meeting.

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What items will be voted on at the Special Meeting?

The approval of amendments to our Certificate of Incorporation effecting reverse stock splits of our Common Stock at ratios between 1-for-4 and 1-for-35, inclusive, one of which reverse stock split ratios will be chosen, at the discretion of our Board of Directors on or prior to the one-year anniversary of the date of the Special Meeting, and the remainder of which reverse stock split ratios will be abandoned (the “Reverse Stock Split Proposal”). The precise timing of the implementation of the amendments to our Certificate of Incorporation shall be subject to the discretion of the Board of Directors.

The Board is not aware of any other matters to be brought before the meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares FOR the Reverse Stock Split Proposal.

How can I participate in the Special Meeting?

You may attend the Special Meeting online at www.virtualshareholdermeeting.com/NDRA2024SM. The Special Meeting will begin at approximately 9:00 a.m. local time, with log-in beginning at 8:45 a.m., on October 28, 2024. As with an in-person meeting, you will be able to vote during the meeting by logging into www.virtualshareholdermeeting.com/NDRA2024SM and entering your stockholder information provided on the Notice previously mailed to you; however, in order to submit questions for consideration at the meeting we ask that you log onto proxyvote.com prior to the Special Meeting’s start and follow the instructions to submit a question. If you hold shares in street name, you must vote by giving instructions to your bank or broker. You should follow the instructions on the form that you receive from your bank or broker in order to submit your voting instructions by proxy or questions.

What if I have technical difficulties or trouble accessing the Special Meeting webcast?

If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who can attend and participate in the Special Meeting?

Broadridge Financial Solutions, Inc. is hosting the Special Meeting online at www.virtualshareholdermeeting.com/NDRA2024SM. While all stockholders will be permitted to listen online to the Special Meeting, only stockholders of record as of the close of business on September 6, 2024 (the “record date”) and holders of valid proxies from such record holders may vote and ask questions at the Special Meeting. To vote or submit a question if you are participating online, a stockholder of record will need the control number included on their proxy cards or Notice, and to follow the instructions posted at www.virtualshareholdermeeting.com/NDRA2024SM. Beneficial owners who do not have a control number may gain access to the Special Meeting by following the instructions provided by their broker, bank, or other nominee. We encourage you to access the meeting prior to start time and submit any questions in advance, as described above under “How Can I Participate in the Special Meeting?”. Please allow time for online check-in, which will begin at 8:45 a.m. local time. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page.

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When is the record date and who is entitled to vote?

The Board fixed September 6, 2024 as the record date for determination of the Company’s stockholders entitled to notice of and to vote at the Special Meeting. All record holders of ENDRA Common Stock and preferred stock as of the close of business on that record date are entitled to vote. Each outstanding share of Common Stock is entitled to one vote. Each outstanding share of Series A Convertible Preferred Stock (“Series A Preferred Stock”) entitles the holder thereof to a number of votes equal to the number of shares of Common Stock into which each such share of Series A Preferred Stock could be converted on the record date based upon an issue price of $1,000 per share, subject to adjustment for accrued dividends, and a conversion price of $870.00 per share. Accordingly, as of the record date, each share of Series A Preferred Stock is entitled to approximately 1.15 votes. As of the record date, there were outstanding 18,591,647 shares of Common Stock entitled to 18,591,647 votes at the Special Meeting and 17.488 shares of Series A Preferred Stock entitled to approximately 20 votes at the Special Meeting.

ENDRA’s warrants do not have voting rights.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of Common Stock is reflected directly on the books and records of our transfer agent, VStock Transfer, LLC, or whose ownership of Series A Preferred Stock is reflected directly on the books and records kept by the Company. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record or a registered stockholder. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to stock ownership information for registered stockholders. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote the shares beneficially owned by you.

How do I vote?

You may vote (or have your shares voted) by any of the following methods:

•	Virtually during the Special Meeting. You may vote by attending the Special Meeting online. Please follow the instructions for attending and voting virtually posted at www.virtualshareholdermeeting.com/NDRA2024SM.

•	By mail (if you received a paper copy of the proxy materials by mail). Stockholders of record may vote by signing and returning the proxy card provided.

•	By submitting your proxy by phone or via the internet. You may submit your voting instructions by proxy, by phone or via the Internet by following the instructions provided in the Notice or the proxy card included with a paper copy of the proxy statement.

•	Beneficial owners of shares held in “street name.” You may vote by following the voting instructions provided to you by your bank or broker.

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How can I change or revoke my vote?

If you are a stockholder of record, you may change or revoke your proxy any time before it is voted at the Special Meeting by:

•	timely delivering a properly executed, later-dated proxy;

•	delivering a written revocation of your proxy to our Secretary at our principal executive offices; or

•	voting at the Special Meeting.

If you hold your shares beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provide.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters, such as the Reverse Stock Split Proposal, but is not required to do so.

Which ballot measures are considered “routine” or “non-routine”?

The Reverse Stock Split Proposal is considered to be a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to the Reverse Stock Split Proposal.

What is the quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of not less than one-third in voting power of the outstanding shares of stock entitled to vote at the meeting is necessary for the transaction of business at the Special Meeting. This is called a quorum.

What is the voting requirement to approve the proposal?

The Reverse Stock Split Proposal will be approved if votes cast for the proposal exceed the votes cast against the proposal.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the Special Meeting.

We expect no broker non-votes on the routine proposal to approve the Reverse Stock Split Proposal.

Abstentions will have no effect on the vote on the Reverse Stock Split Proposal.

What does it mean if I get more than one set of voting materials?

Your shares are probably registered in more than one account. Please follow the separate voting instructions that you received for your shares of Common Stock and Series A Preferred Stock held in each of your different accounts to ensure that all of your shares are voted.

Who pays for solicitation of proxies?

ENDRA is paying the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.

Where can I find the voting results of the Special Meeting?

We will announce voting results in a Current Report on Form 8-K filed with the SEC within four business days following the meeting.

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PROPOSAL 1—THE REVERSE STOCK SPLIT PROPOSAL

Background

Our Charter currently authorizes the Company to issue a total of 20,000,000 shares of the Common Stock, and up to 10,000,000 shares of preferred stock, par value $0.0001 per share, of the Company (the “Preferred Stock”), in one or more series, and expressly authorizes the Board, subject to limitations prescribed by law, to establish and fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the shares of such series.

At the Company’s 2024 Annual Meeting of the Stockholders held on August 6, 2024, the stockholders of the Company approved a proposal to authorize the Board to amend the Company’s Certificate of Incorporation to effect a reverse stock split of Common Stock at a ratio between one-for-twenty and one-for-fifty, with the ultimate ratio to be determined by the Board in its sole discretion (the “August Reverse Stock Split”). On August 8, 2024, the Board approved the August Reverse Stock Split at a ratio of one-for-fifty. The Company filed an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on August 16, 2024, which was effective on August 20, 2024. The August Reverse Stock Split did not have the intended effect of regaining compliance with the Nasdaq Minimum Bid Price Rule and shares of the Company’s Common Stock opened for trading on a post-split basis on the Nasdaq Capital Market on August 20, 2024 at a bid price of $0.99.

On September 6, 2024, subject to stockholder approval, the Board approved amendments to our Certificate of Incorporation effecting reverse stock splits of our Common Stock at ratios between 1-for-4 and 1-for-35, inclusive, one of which reverse stock split ratios will be chosen, at the discretion of our Board of Directors on or prior to the one-year anniversary of the date of the Special Meeting, and the remainder of which reverse stock split ratios will be abandoned.

The primary goal of the Reverse Stock Split Proposal is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that proposing multiple reverse stock split ratios by the Reverse Stock Split Proposal provides us with the most flexibility to achieve the desired results of the Reverse Stock Split Proposal. The Reverse Stock Split Proposal is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split Proposal is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the amendments to our Certificate of Incorporation implementing one of the reverse stock split ratios contemplated by the Reverse Stock Split Proposal become effective, each share of our issued and outstanding Common Stock would be converted and reclassified into the relevant fraction of a share of Common Stock. The actual timing for implementation of the amendments to our Certificate of Incorporation contemplated by the Reverse Stock Split Proposal and the specific reverse stock split ratio would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but in no event later than the one-year anniversary of the date of the Special Meeting. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to implement the amendments to our Charter contemplated by the Reverse Stock Split Proposal. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether implementing the amendments to our Charter contemplated by the Reverse Stock Split Proposal is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without implementing such amendments, the per share price of the Common Stock immediately prior to the implementation of such amendments and the expected stability of the per share price of the Common Stock following the implementation of such amendments. If the Board determines that it is in the best interests of the Company and its stockholders to implement the amendments to our Charter contemplated by the Reverse Stock Split Proposal, it will hold a Board meeting to determine the reverse stock split ratio to be effected (and abandon the remaining reverse stock split ratios) and will publicly announce the chosen ratio at least five business days prior to the effectiveness of the reverse stock split. For additional information concerning the factors the Board will consider in deciding whether to implement the amendments to our Charter contemplated by the Reverse Stock Split Proposal, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

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The text of the proposed Certificate of Amendment of Certificate of Incorporation of the Company containing the amendments to the Company’s Charter contemplated by the Reverse Stock Split Proposal (with each bracketed fraction constituting a separate Certificate of Amendment of Certificate of Incorporation of the Company) is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment containing the reverse stock split ratio chosen by the Board with the Secretary of State of the State of Delaware. The Board has determined that the amendments to the Company’s Charter set forth in the Reverse Stock Split Charter Amendment are advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split Proposal

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. Accordingly, we believe that the Reverse Stock Split Proposal is in our stockholders’ best interests.

On May 3, 2024, the Company received a notification letter from the Listing Qualifications Department of Nasdaq notifying the Company that, because the closing bid price for the Company’s Common Stock listed on The Nasdaq Capital Market was below $1.00 for 30 consecutive trading days, the Company no longer met the Minimum Bid Price Requirement.

In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company had a period of 180 calendar days from May 3, 2024, or until October 30, 2024, to regain compliance with the Minimum Bid Price Requirement.

On July 15, 2024, the Company received notice from the Listing Qualifications Staff (the “Staff”) of Nasdaq indicating that the bid price for the Company’s common stock had closed below $0.10 per share for the 10-consecutive trading day period ended July 12, 2024 and, accordingly, the Company is subject to the provisions contemplated under Nasdaq Listing Rule 5810(c)(3)(A)(iii). As a result, the Staff determined to delist the Company’s Common Stock from The Nasdaq Capital Market (the “Delisting Determination”). On July 16, 2024, the Company timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”) to appeal the Delisting Determination. The hearing request automatically stays any suspension or delisting action pending the hearing and the expiration of any compliance period granted by the Panel following the hearing. On August 27, 2024, the Company was notified by Nasdaq that the Panel granted the Company’s request for an extension through November 20, 2024, to evidence compliance with the $1.00 bid price requirement for continued listing on The Nasdaq Capital Market. The Board currently intends to effect one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment at such time as will allow the Company to evidence a closing bid price of at least $1.00 per share for a minimum of 10 consecutive trading sessions on or before November 20, 2024.

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We believe that the Reverse Stock Split Charter Amendment is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of issued and outstanding shares of our Common Stock resulting from the implementation of one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following implementation of one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment.

Potential Increased Interest from New Investors

We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that our stockholders’ adoption of the Reverse Stock Split Proposal will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock.

The implementation of one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to implement one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment only if it believes that a decrease in the number of shares of Common Stock issued and outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on The Nasdaq Capital Market. Accordingly, our Board approved the Reverse Stock Split Charter Amendment as being advisable and in the best interests of the Company.

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Risks Associated with a Reverse Stock Split

A Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of implementing one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of implementing one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that effecting such reverse stock split will accomplish this objective for any meaningful period of time, or at all. The Company’s August Reverse Stock Split did not have the intended effect of bringing the bid price for our Common Stock over $1.00 and, while we expect that the reduction in the number of issued and outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the implementation of one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment will increase the market price of our Common Stock by a multiple of the chosen reverse stock split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares issued and outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

A Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that implementing one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, implementing of one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment will also reduce the total number of issued and outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of such reverse stock split.

A Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following such reverse stock split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The implementation of one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the implemented reverse stock split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following such reverse stock split.

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Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to implement one of the reverse stock split ratios set forth in  the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on The Nasdaq Capital Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to implement one of the reverse stock split ratios set forth  in the Reverse Stock Split Charter Amendment could expose us to delisting from The Nasdaq Capital Market.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of the Reverse Stock Split Proposal  giving the Board the discretion to implement a reverse stock split of our Common Stock at a ratio of between 1-for-4 and 1-for-35, inclusive, is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time such a  reverse stock split would be implemented. We believe that the  reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment  provide us with the most flexibility to achieve the desired results. The reverse stock split ratio to be selected by our Board will be not more than 1-for-35. The Company will publicly announce the chosen reverse stock split ratio at least five business days prior to the effectiveness of the reverse stock split and the reverse stock split will be implemented by the one-year anniversary of the date of the Special Meeting, if at all.

The selection of the one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment will be based on several factors, including, among other things:

•	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

•	the per share price of our Common Stock immediately prior to the implementation of the specific reverse stock split ratio;

•	the expected stability of the per share price of our Common Stock following the implementation of the specific reverse stock split ratio;

•	the likelihood that implementation of the specific reverse stock split ratio will result in increased marketability and liquidity of our Common Stock;

•	prevailing market conditions;

•	general economic conditions in our industry; and

•	our market capitalization before and after implementation of the specific reverse stock split ratio.

We believe that granting our Board the authority to set the reverse stock split ratio is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment, the Company will make a public announcement regarding the determination of such reverse stock split ratio.

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Board Discretion

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment or to not effect any of those reverse stock split ratios at all on or prior to the one-year anniversary of the date of the Special Meeting. The Board currently intends to effect one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment on or before November 7, 2024, or such later date that Nasdaq determines, in order to regain compliance with the Minimum Bid Price Requirement. If the trading price of our Common Stock increases without effecting one or more of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment, the implementation of a reverse stock split may not be necessary. Following a reverse stock split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from such reverse stock split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from The Nasdaq Capital Market for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at the Special Meeting, one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment will be effected, if at all, only upon a determination by the Board that the implementation of a reverse stock split is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required. If our Board does not implement one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment prior to the one-year anniversary of the date of the Special Meeting, the authority granted by our stockholders’ approval of the Reverse Stock Split Proposal to permit the Board to implement one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares of Common Stock issued and outstanding. If one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of such reverse stock split. Furthermore, the reduced number of shares of Common Stock that will be issued and outstanding after the implementation of a reverse stock split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split Proposal in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of issued and outstanding shares of Common Stock following a reverse stock split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of a Reverse Stock Split

Effects of a Reverse Stock Split on Issued and Outstanding Shares.

If one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment is effected, it will reduce the total number of issued and outstanding shares of Common Stock by the relevant reverse stock split ratio. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of a reverse stock split. However, a reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that a reverse stock split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in a reverse stock split. Therefore, voting rights and other rights, powers and preferences of the holders of Common Stock will not be affected by a reverse stock split (other than as a result of the treatment of fractional shares). Shares of Common Stock will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

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As of the record date, the Company had 18,591,647 shares of Common Stock outstanding. For purposes of illustration, if a reverse stock split is effected at a ratio of 1-for-4, 1-for-20 or 1-for-35, the number of issued and outstanding shares of Common Stock immediately after such reverse stock split would be approximately 4,647,912 shares, 929,853 shares and 531,190 shares, respectively.

We are currently authorized to issue a maximum of 20,000,000 shares of our Common Stock. As of the record date, there were 18,591,647 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of a reverse stock split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the relevant reverse stock split ratio. Thus, a reverse stock split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by such reverse stock split.

Following a reverse stock split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares of Common Stock without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split Proposal is approved and one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment effected, but some shares of Common Stock are issuable upon the exercise of outstanding warrants, which could be exercised after a reverse stock split is effected.

Effects of a Reverse Stock Split on Outstanding Warrants

If a reverse stock split is effected, the number of shares of Common Stock issuable upon the exercise of outstanding warrants to purchase shares of Common Stock (the “Warrants”) will be adjusted proportionally and reduced by the determined ratio, and the exercise price for the outstanding Warrants will correspondingly increase.

Following the August Reverse Stock Split, the exercise price and number of shares of Common Stock issuable upon exercise of the Series A Warrants and Series B Warrants were adjusted in accordance with the Share Combination Event Adjustment Provisions in the Series A Warrants and Series B Warrants.  The Series A Warrants and Series B Warrants were adjusted such that the exercise price of the Series A Warrants and Series B Warrants are equal to the Floor Price of $0.0434 (pre-August Reverse Split, or $2.17 post-August Reverse Stock Split).  As the Series A Warrants and Series B Warrants were adjusted to the fullest extent provided for under the Share Combination Event Adjustment Provisions, the implementation of one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment will not result in any further adjustments under the Share Combination Event Adjustment Provisions.

Effects of a Reverse Stock Split on Outstanding Equity Awards and Plans.

If a reverse stock split is effected, the terms of equity awards granted under the ENDRA Life Sciences Inc. 2016 Omnibus Incentive Plan (the “Incentive Plan”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Incentive Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the implementation of one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment.

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Effects of a Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by a reverse stock split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of a reverse stock split would continue to hold 1% of the voting power of the outstanding shares of Common Stock immediately after the effective time of such reverse stock split.

Effects of a Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. A reverse stock split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of a Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected by a reverse stock split. Thus, a reverse stock split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by such reverse stock split.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the reverse stock split ratio chosen by the Board. If one of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment is implemented, each fractional share of Common Stock will be:

•	rounded up to the nearest whole share of Common Stock after all of the fractional interests of a holder have been aggregated, if such shares of Common Stock are held directly; or

•	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split Charter Amendment

If the Reverse Stock Split Proposal is approved by our stockholders, the amendments to our Charter contemplated by the Reverse Stock Split Charter Amendment would become effective, if at all, when the Reverse Stock Split Charter Amendment (setting forth the reverse stock split ratio chosen by the Board) is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when (prior to the one-year anniversary of the date of the Special Meeting, the authority granted by the Reverse Stock Split Proposal will terminate and the Reverse Stock Split Charter Amendment will be abandoned) to amend our Charter to effect the Reverse Stock Split Charter Amendment.

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Exchange of Share Certificates

If a reverse stock split is effected, each certificate representing pre-reverse stock split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split Common Stock at the effective time of such reverse stock split. As soon as practicable after the effective time of a reverse stock split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-reverse stock split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-reverse stock split shares of Common Stock. No certificate(s) representing post-reverse stock split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-reverse stock split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-reverse stock split shares of Common Stock for certificate(s) representing post-reverse stock split shares of Common Stock registered in the same name.

Stockholders who hold shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to a reverse stock split. If any certificate(s) or book-entry statement(s) representing pre-reverse stock split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-reverse stock split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-reverse stock split shares of Common Stock has been lost, stolen or destroyed will only be issued post-reverse stock split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to a reverse stock split, and our Charter does  not independently provide our stockholders with any such rights.

Regulatory Approvals

A reverse stock split will not be consummated, if at all, until after approval of the Company’s stockholders of the Reverse Stock Split Proposal is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating a reverse stock split other than the filing of the Reverse Stock Split Charter Amendment (setting forth the reverse stock split ratio choses by the Board) with the Secretary of State of the State of Delaware.

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Accounting Treatment of a Reverse Stock Split

If a reverse stock split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of a reverse stock split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the reverse stock split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged in the event a reverse stock split is effected. Per share net income or loss will be increased after a reverse stock split is effected because there will be fewer shares of Common Stock issued and outstanding. If a reverse stock split is effected, the shares of Common Stock held in treasury will be reduced in proportion to the reverse stock split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of a reverse stock split.

Certain U.S. Federal Income Tax Consequences of a Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of a reverse stock split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of a reverse stock split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-reverse stock split shares of Common Stock are, and the post-reverse stock split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-reverse stock split shares of Common Stock for post-reverse stock split shares of Common Stock. The aggregate tax basis of the post-reverse stock split shares of Common Stock should be the same as the aggregate tax basis of the pre-reverse stock split shares of Common Stock exchanged in a reverse stock split. A stockholder’s holding period in the post-reverse stock split shares of Common Stock should include the period during which the stockholder held the pre-reverse stock split shares of Common Stock exchanged in a reverse stock split.

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As noted above, we will not issue fractional shares of Common Stock in connection with the implementation of the reverse stock split ratios set forth in the Reverse Stock Split Charter Amendment. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the reverse stock split ratio chosen by the Board will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-reverse stock split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of a reverse stock split.

Vote Required

The approval of the Reverse Stock Split Proposal requires that the votes cast for the proposal exceed the votes cast against the proposal. An abstention will have no effect on the Reverse Stock Split Proposal. A vote on the Reverse Stock Split Proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of our voting stock as of September 6, 2024 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of any class of our voting stock;

•	each named executive officer included in the Summary Compensation Table below;

•	each of our directors; and

•	all executive officers, directors and nominees as a group.

Unless otherwise noted below, the address of each person listed in the tables is c/o ENDRA Life Sciences Inc. at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of stock which a person has the right to acquire (i.e., by the exercise of any option or warrant) within 60 days after September 6, 2024 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The applicable percentages of stock outstanding as of September 6, 2024 is based upon 18,591,647 shares of Common Stock and 17.488 shares of Series A Preferred Stock outstanding on that date. We are not aware of any 5% holders of our Common Stock as of September 6, 2024.

Beneficial Ownership

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Shares of Series A Preferred Stock Beneficially Owned	Percentage of Series A Preferred Stock Beneficially Owned	Percentage of Voting Power on the Reverse Stock Split Proposal
Alexander Tokman	(1)
Richard Jacroux
Michael Thornton	(2)
Louis Basenese	(3)
Anthony DiGiandomenico	(4)
Michael Harsh	(5)
All directors and executive officers as a group (6 persons)
5% Stockholders
Juan R. Rivero(6)

*	Less than one percent.

(1)	Consists of [●] shares of common stock and [●] shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of September 6, 2024.

(2)	Consists of [●] shares of common stock and [●] shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of September 6, 2024.

(3)	Consists of [●] shares of common stock and [●] shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of September 6, 2024.

(4)	Consists of [●] shares of common stock and [●] shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of September 6, 2024.

(5)	Consists of [●] shares of common stock and [●] shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of September 6, 2024.

(6)	Mr. Rivero’s address is 14521 Jockey Circle, N. Davie, FL 33330.

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HOUSEHOLDING OF SPECIAL MEETING MATERIALS

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

OTHER BUSINESS

 The Board knows of no business that will be presented for consideration at the Special Meeting other than those items stated above. If any other business should properly come before the Special Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

FUTURE PROPOSALS OF STOCKHOLDERS

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2025 annual meeting of stockholders must be received by February 20, 2025. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105.

Requirements for Stockholder Proposals to Be Brought Before the 2025 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2025 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2025 annual meeting of stockholders, must be delivered to the Company’s Secretary at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105, not earlier than the close of business on April 8, 2025 and not later than the close of business on May 8, 2025. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2025 annual meeting of stockholders.

Universal Proxy Requirements. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 17, 2025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 28, 2024

The proxy statement and annual report to stockholders are available at http://investors.endrainc.com/NDRA/sec_filings.

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WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at www.sec.gov.

You may read and copy this information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549, at prescribed rates. You may obtain information regarding the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

Our website can be accessed at www.endrainc.com. The information contained on, or that may be obtained from, our website is not, and shall not be deemed to be, a part of this Proxy Statement.

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APPENDIX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

ENDRA Life Sciences Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The Certificate of Incorporation of the Corporation is hereby amended by deleting the text of the first and second paragraphs of Article FOURTH thereof in their entirety and inserting the following in lieu thereof:

“Upon the effectiveness of this Certificate of Amendment of Certificate of Incorporation (the “Effective Time”), each share of the Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into [1/4] [1/5] [1/6] [1/7] [1/8] [1/9] [1/10] [1/11] [1/12] [1/13] [1/14] [1/15] [1/16] [1/17] [1/18] [1/19] [1/20] [1/21] [1/22] [1/23] [1/24] [1/25] [1/26] [1/27] [1/28] [1/29] [1/30] [1/31] [1/32] [1/33] [1/34] [1/35] of a share of Common Stock provided, however, that no fractional shares shall be issued to stockholders as a result of the foregoing reclassification and that in lieu thereof, the Corporation shall, after aggregating all fractions of a share to which a holder would otherwise be entitled, round any resulting fractional shares up to the nearest whole share. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock into which shares of Common Stock have been reclassified and converted, but giving effect to the rounding of fractional shares as provided for in the immediately preceding sentence.”

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this day of [●], 202[●].

ENDRA Life Sciences Inc.

By:
Alexander Tokman, Chief Executive Officer

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NDRA2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V56817-S96432 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ENDRA LIFE SCIENCES INC.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V56818-S96432

ENDRA LIFE SCIENCES INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS – OCTOBER 28, 2024 AT 9:00 AM EASTERN TIME

The undersigned stockholder of ENDRA LIFE SCIENCES INC., a Delaware Corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement and hereby appoints Alexander Tokman and Richard Jacroux or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held on October 28, 2024, at 9:00 am Eastern time, at www.virtualshareholdermeeting.com/NDRA2024SM or at any adjournment or postponement thereof, and to vote, as designated below, all shares of capital stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DESCRIBED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

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